SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 29, 2024

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 8.01 Other Events.

On May 29, 2024, Zion Oil & Gas, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) an Amendment No. 10 to the Prospectus Supplement dated as of December 15, 2021 (“Original Prospectus Supplement”) and accompanying base prospectus dated December 1, 2021 (collectively, the “Prospectus”) relating to the Company’s Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan” or “DSPP”). The Prospectus forms a part of the Company’s Registration Statement on Form S-3 (File No. 333-261452), as amended, which was declared effective by the SEC on December 15, 2021 (the “Registration Statement”).

An Amendment No. 10 to the Prospectus Supplement is being filed on May 29, 2024. This Amendment No. 10 to Prospectus Supplement amends the Prospectus Supplement. This Amendment No. 10 to Prospectus Supplement should be read in conjunction with the Original Prospectus Supplement, the base Prospectus and Amendment No. 1 and Amendment No. 4. This Amendment No.10 is incorporated by reference into the Original Prospectus Supplement. This Amendment No. 10 is not complete without, and may not be delivered or utilized except in connection with, the Original Prospectus Supplement, including any amendments or supplements thereto.

Amendment No. 10 – Continuation of Unit Option under the Unit Program

Under our Dividend Reinvestment and Common Stock Purchase Plan (the “Plan”), we are extending the current Unit Option under our Unit Program with this Amendment No. 10, dated May 29, 2024. This Unit Option period began on November 6, 2023 and now terminates on August 31, 2024, instead of May 31, 2024.

Our Unit Program consists of the combination of Common Stock and warrants with basic Unit Program features, conditions and terms outlined in the Original Prospectus Supplement and Amendment No. 1 and Amendment No. 4. Amendment No. 4 provides the unit price and the determination of the number of shares of Common Stock and warrants per unit. The Unit Option consists of Units of our securities where each Unit (priced at $250.00 each) is comprised of (i) a certain number of shares of Common Stock determined by dividing $250.00 (the price of one Unit) by the average of the high and low sale prices of the Company’s publicly traded common stock as reported on the OTC Markets on the Unit Purchase Date and (ii) Common Stock purchase warrants to purchase an additional fifty (50) shares of Common Stock at a per share exercise price of $0.25. The participant’s Plan account will be credited with the number of shares of the Company’s Common Stock and Warrants that are acquired under the Units purchased. Each warrant affords the participant the opportunity to purchase one share of our Common Stock at a warrant exercise price of $0.25. The warrant shall have the Company notation of “ZNWBA” and will not be registered for trading on the OTC Markets or any other stock market or trading market.

Plan participants, who enroll into the Unit Program with the purchase of at least one Unit and enroll in the separate Automatic Monthly Investments (“AMI”) program at a minimum of $50.00 per month, will receive an additional fifty (50) warrants at an exercise price of $0.25 during this Unit Option Program. The fifty (50) additional warrants are for enrolling into the AMI program and shall receive the above warrant with the Company notation of “ZNWBA.” Existing subscribers to the AMI are entitled to the additional fifty (50) warrants, if they purchase at least one (1) Unit during the Unit program.

The ZNWBA warrants will become exercisable on September 15, 2024 and continue to be exercisable through September 14, 2025, unless extended, at a per share exercise price of $0.25.

Checks, bank wire payments, or electronic bank payments for purchases received by the Plan Agent, or at the offices of the Company, before 4 p.m. (EST) on a business day generally will be recorded as purchased on the same business day (the “Purchase Date”). Checks, bank wire payments, or electronic bank payments for purchases received by the Plan Agent, or at the offices of Company, after 4 p.m. (EST) on a business day generally will be recorded as purchased on the next business day for the Purchase Date. Electronic bank payments are treated as received and recorded on the date of receipt of the funds into the Plan Agent’s or the Company’s bank account. Under the AMI program, all optional cash payments will be invested in our Common Stock on the 20th day of each calendar month and if such day falls on a holiday or a weekend, then on the next trading day.

Accordingly, all references in the Original Prospectus Supplement concerning the Unit Option Program continue, except for the substitution of the Unit Option Program details under Amendment No. 10 and the prior Amendment No. 1 and Amendment No. 4. All other Plan features, conditions and terms remain unchanged.

Warrant Agent Agreement

Effective November 6, 2023, the Company executed a Warrant Agent Agreement with Equiniti Trust Company, LLC (formerly American Stock Transfer & Trust Company, LLC) as the Warrant Agent (Exhibit 4.11) below, for the warrant notated as ZNWBA under the Unit Option Program beginning November 6, 2023 as described under Amendment No. 4. Effective December 20, 2023, January 29, 2024, February 26, 2024, March 25, 2024, April 24, 2024 and then on May 29, 2024, the Company amended the Warrant Agent Agreement, dated November 6, 2023.

The Company is filing the revised items included in Exhibits 4.10 and 4.11 to this Current Report on Form 8-K, each of which relates to the above Registration Statement, for the purpose of incorporating such items as exhibits to the Registration Statement for the DSPP Unit Option Program beginning November 6, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.10 -	Revised Form of Warrant included in the Unit Option Program (warrant ZNWBA), Annex B under the Prospectus Supplement

Exhibit 4.11 -	Amendment to the Warrant Agent Agreement effective November 6, 2023 between Zion Oil & Gas, Inc. and Equiniti Trust Company, LLC (formerly American Stock Transfer & Trust Company, LLC), as Warrant Agent

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: May 29, 2024	By:	/s/ Robert Dunn
Robert Dunn
Chief Executive Officer

3